                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 4, 2004

             FIRST UNION REAL ESTATE EQUITY AND MORTGAGE INVESTMENTS
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             (Exact Name of Registrant as Specified in Its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

         001-06249                                   34-6513657
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  (Commission File Number)              (I.R.S. Employer Identification No.)

7 Bulfinch Place, Suite 500, P.O. Box 9507, Boston, Massachusetts       02114
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(Address of Principal Executive Offices)                             (Zip Code)

                                 (617) 570-4600
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              (Registrant's Telephone Number, Including Area Code)

                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure

         On August 4, 2004, Peter Braverman, formerly the Executive Vice
President of First Union Real Estate Equity and Mortgage Investments (the
"Trust") was promoted to the office of President of the Trust Michael L. Ashner, the former President of the Trust, will remain as the Chief Executive Officer the Trust. Both Mr. Ashner and Mr. Braverman will continue as members of the
Board of Trustees of the Trust.

         In addition, on August 4, 2004, the Trust acquired a 50% participation in a $20 million first mortgage loan secured by a property located at 63 West
38th Street, New York, New York. The loan bears interest at LIBOR plus 400 basis points (with a minimum rate of 5.42%), has a three year term and requires payments of interest only. The Trust obtained $7 million of financing in connection with this investment that bears interest at LIBOR plus 175 basis points and requires payments of interest only, resulting in a projected return on equity of 10.67% from this investment.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

         99.1     Press Release, dated August 5, 2004 with respect to
                  appointment of Peter Braverman as President of the Trust and the acquisition of a loan participation

         99.2     Press Release, dated August 11, 2004, with respect to the
                  second quarter of 2004 earnings.

Item 12. Results of Operations and Financial Condition

         On August 11, 2004, the Trust issued a press release announcing the operating results for the three and six months ended June 30, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of August, 2004.

                                              FIRST UNION REAL ESTATE EQUITY AND
                                              MORTGAGE INVESTMENTS

                                              By: /s/ Carolyn Tiffany
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                                                  Carolyn Tiffany
                                                  Chief Operating Officer

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                                  EXHIBIT INDEX

Exhibit                                                                  Page
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99.1  Press Release dated August 5, 2004.                                 4

99.2  Press Release dated August 11, 2004.                                5

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